Pacific Office Properties

Pacific Office Properties Trust, Inc.

Supplemental Operating and Financial Information

For the three months ended September 30, 2008

PACIFIC OFFICE PROPERTIES TRUST, INC.

Index to Supplemental Operating and Financial Information

CORPORATE PROFILE	3
INVESTOR INFORMATION	3
COMPANY INFORMATION	3
NOTE REGARDING FORWARD LOOKING STATEMENTS	4
COMMON STOCK AND UNIT DATA	5
HIGHLIGHTS OF CURRENT PERIOD PERFORMANCE	5

FINANCIAL RESULTS	5
ACQUISITIONS	5
FINANCING AND CAPITAL ACTIVITY	6
FINANCIAL AND PORTFOLIO HIGHLIGHTS	7
CONSOLIDATED BALANCE SHEETS	8
CONSOLIDATED STATEMENTS OF OPERATIONS	9
FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS	10
CONDENSED COMBINED BALANCE SHEETS – UNCONSOLIDATED JOINT VENTURES	12
CONDENSED COMBINED STATEMENTS OF OPERATIONS – UNCONSOLIDATED JOINT VENTURES	13
DEBT ANALYSIS	14
EQUITY ANALYSIS	15
CONSOLIDATED DEBT SUMMARY	16
CONSOLIDATED DEBT MATURITIES	17
UNCONSOLIDATED JOINT VENTURE DEBT SUMMARY	18
COMPANY PORTION OF UNCONSOLIDATED JOINT VENTURE DEBT MATURITIES	19

PORTFOLIO LEASING STATISTICS	20

PORTFOLIO SUMMARY	20
PORTFOLIO LEASING SUMMARY	21
TOTAL REVENUE BY REGION	22
TOTAL NET OPERATING INCOME BY REGION	23
LEASING ACTIVITY RECONCILIATION	24
TOP TENANTS BY RENTAL REVENUE – CONSOLIDATED PROPERTIES	25
TOP TENANT INDUSTRY DIVERSIFICATION BY RENTAL REVENUE – CONSOLIDATED PROPERTIES	26
TOP TENANTS BY RENTAL REVENUE – UNCONSOLIDATED JOINT VENTURE PROPERTIES	27
TOP TENANT INDUSTRY DIVERSIFICATION BY RENTAL REVENUE – UNCONSOLIDATED JOINT VENTURE PROPERTIES	28

PACIFIC OFFICE PROPERTIES TRUST, INC.

Corporate Profile

Pacific Office Properties Trust, Inc. (“The Company”) is a real estate investment trust that acquires, owns, and operates office properties in the western U.S., focusing initially on the high-growth markets of Honolulu, San Diego, Los Angeles, and Phoenix. The Company is externally managed by Pacific Office Management, Inc., an affiliate of The Shidler Group. The Company acquires, in partnership with institutional co-investors, value-added office buildings whose potential can be maximized through improvements, repositioning, and superior leasing and management. The Company continues The Shidler Group’s proven institutional joint-venture strategy, which focuses on acquiring opportunistic and value-added commercial real estate in partnership with institutional co-investors. More information can be found on Pacific Office at www.pacificofficeproperties.com.

Investor Information

Board of Directors		Management
		Pacific Office Properties Trust, Inc.	Pacific Office Management, Inc.
Jay H. Shidler Chairman of the Board Chair of Investment Committee	Michael W. Brennan Director, Chair of Compensation Committee	Dallas E. Lucas President and Chief Executive Officer	Dallas E. Lucas President and Chief Executive Officer	James R. Ingebritsen Executive Vice President, Capital Markets/Operations

Paul M. Higbee Director, Chair of Audit Committee	Clay W. Hamlin Director, Chair of Nominating Committee	James M. Kasim Chief Financial Officer	James M. Kasim Chief Financial Officer	Lawrence J. Taff Executive Vice President, Honolulu Operations

Robert L. Denton Director	Dallas E. Lucas President, Chief Executive Officer and Director		Matthew J. Root Chief Investment Officer	Kimberly F. Aquino Corporate Secretary
Thomas R. Hislop Director

Company Information

Corporate Headquarters	Trading Symbol	Inquiries For investor relations or media inquiries, contact:
233 Wilshire Blvd. Suite 830 Santa Monica, CA 90401 (t) (310) 395-2083 (f) (310) 395-2741	PCE Stock Exchange Listing American Stock Exchange	Tony Rossi, CFA Senior Vice President Financial Relations Board trossi@frbir.com (t) (213) 486-6545 (f) (213) 486-6501	James M. Kasim Chief Financial Officer jkasim@pacificofficeproperties.com (t) (310) 395-2083 (f) (310) 395-2741

PACIFIC OFFICE PROPERTIES TRUST, INC.

Note Regarding Forward-Looking Statements

This Supplemental Operating and Financial Information contains forward-looking statements within the meaning of Section 21E of the Exchange Act, which include information relating to future events, future financial performance, strategies, expectations, risks and uncertainties. From time to time, we also provide forward-looking statements in other materials we release to the public as well as oral forward-looking statements. These forward-looking statements include, without limitation, statements regarding: projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; statements regarding strategic transactions such as mergers or acquisitions or a possible dissolution of the Company; and statements of management’s goals and objectives and other similar expressions.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. These factors include the risks and uncertainties described in “Risk Factors” below. You should bear this in mind as you consider forward-looking statements.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our other public filings made with the Securities and Exchange Commission.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Common Stock and Unit Data

	For the three months ended
	September 30, 2008	June 30, 2008
High Closing Price	$7.32	$7.30
Low Closing Price	$6.10	$5.92
Average Closing Price	$6.55	$6.61
Closing Price, at end of quarter	$6.65	$6.70
Common shares and common units outstanding (in thousands)	17,330	17,330
Preferred units – as-converted basis (in thousands)	32,598	32,598
Total common shares and units outstanding – as-converted basis (in thousands)	49,928	49,928
Total dividends per share, annualized(1)	N/A	N/A
Annual Dividend Yield – On Closing Price(2)	N/A	N/A

Highlights of Current Period Performance

Financial Results

Funds from Operations, or FFO, totaled $1.061 million, or $0.06 per common share/common unit – basic and diluted, for the third quarter of 2008.

Net loss totaled $1.188 million, or $0.39 per share, for the third quarter of 2008.

Acquisitions

During the second quarter of 2008, in connection with the exercise of an option granted to the Company and an affiliate, the Company consummated acquisitions through the Company’s operating partnership, Pacific Office Properties, LP (the “Operating Partnership”), of managing ownership interests in four joint ventures. Through these acquisitions we expanded in each of our three core markets of Phoenix, Arizona, San Diego, California, and Honolulu, Hawaii, as follows:

•

Phoenix, Arizona: A 7.5% ownership interest in U.S. Bank Center consisting of a 374,000 sq. ft. Class A office building and a 15,000 sq. ft. parking garage in the Downtown South submarket of Phoenix; and a 17.5% ownership interest in Black Canyon Corporate Center, a 222,000 sq. ft. Class B+ office building in the Deer Valley/Airport submarket of Phoenix.

•

San Diego, California: A 32.167% interest in the POP San Diego Office Portfolio. The POP San Diego Office Portfolio is an 188,000 sq. ft., portfolio of Class A and B+ office buildings located throughout Carlsbad and San Diego.

•	Honolulu, Hawaii: A 17.5% ownership interest in Bank of Hawaii Waikiki Center. Bank of Hawaii Waikiki Center is a 153,000 sq. ft. Class A office building in the Waikiki submarket of Honolulu.

(1)	The Company declared a quarterly cash dividend of $0.05 per share (annualized of $0.20 per share) of its common stock for the quarter ended September 30, 2008. The dividend was paid on October 15, 2008 to shareholders of record on September 30, 2008.
(2)	The Annual Dividend Yield resulting from this dividend payment is 3.01%, based on the closing price of our common shares at September 30, 2008.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Acquisitions (continued)

During the third quarter of 2008, in connection with the exercise of an option granted to the Company and an affiliate, the Company consummated the acquisition through the Operating Partnership of a 10% managing ownership interest in a joint venture holding a portfolio consisting of seven complexes, containing more than 1 million leasable square feet in 15 office and flex buildings (the “SoCal II Joint Venture”). The Company’s managing ownership interest in the portfolio is owned in partnership with an institutional co-investor. The Company’s co-investor in the portfolio is a real estate fund organized and managed by a subsidiary of Invesco, Ltd. Through this acquisition we expanded in three of our core markets of Orange County, San Diego, and Los Angeles, California as follows:

•	Los Angeles, California: Gateway Corporate Center, an institutional office building totaling 85,000 square feet, in San Gabriel Valley submarket of Los Angeles.

•

Orange County, California: Three Orange County properties- Savi Tech Center, a four-building office and flex campus totaling 372,000 square feet, in the North Orange County submarket; South Coast Executive Center, a 61,000-square-foot office building, in the South Orange County submarket; and Yorba Linda Business Park, five office and flex buildings totaling 166,000 square feet, in the North Orange County submarket.

•

San Diego, California: Carlsbad Corporate Center, a 125,000-square-foot office and flex building, in the Carlsbad submarket; Via Frontera Business Park, two office and flex buildings totaling 79,000 square feet, in the Central San Diego submarket; and Poway Flex, a two-story office structure with an attached industrial building totaling 112,000 square feet, in the Central San Diego submarket.

Financing and Capital Activity

On August 25, 2008, the Company entered into a credit agreement for a revolving credit facility with KeyBank National Association that has a maximum amount of $40 million. The Company will use the proceeds to acquire office properties in partnership with institutional co-investors and for general corporate purposes.

On September 11, 2008, the Company declared a quarterly cash dividend of $0.05 per share of its common stock for the third quarter. The dividend was paid on October 15, 2008 to shareholders of record on September 30, 2008. Commensurate with our declaration of a quarterly cash dividend, we paid distributions to holders of record of Common Units at September 30, 2008 in the amount of $0.05 per Common Unit, which was paid on October 15, 2008. In addition, we paid 2% cumulative unpaid and current distributions to holders of record of Preferred Units at September 30, 2008, which was paid on October 15, 2008.

As of September 30, 2008, the Company’s total market capitalization exceeded $750 million. This includes approximately $421 million in consolidated debt and approximately $332 million in equity on a fully-diluted basis, based on our closing price on the American Stock Exchange on September 30, 2008.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Financial and Portfolio Highlights

(unaudited and in thousands, except property portfolio data and percentages)

	September 30, 2008	June 30, 2008
Property Portfolio
Number of
Consolidated Properties	8	8
Unconsolidated Joint Venture Properties	15	8

Total	23	16

Square Footage
Consolidated Properties	2,281,044	2,281,044
Unconsolidated Joint Venture Properties	2,089,665	1,089,236

Total	4,370,709	3,370,280

Capitalization Summary
Common Shares	3,031	3,031
Common Units	14,299	14,299

Total Common Shares and Common Units	17,330	17,330
Convertible Preferred Units as converted to Common Units (4,545,300 Preferred Units converted at a 7.1717x conversion ratio)	32,598	32,598

Total Common Shares and Common Units, as converted	49,928	49,928

Valuation
Closing Common Share Price	$6.65	$6.70
Market Value of Common Share	$20,157	$20,309
Market Value of Common Share and Equivalents (as converted)	$311,864	$314,209
Total Equity Market Capitalization	$332,021	$334,517
Total Consolidated Debt	$420,888	$416,830
Total Market Capitalization	$752,909	$751,347
Total Consolidated Debt to Total Market Capitalization	55.90%	55.48%

Income Items	For the three months ended
	September 30, 2008	June 30, 2008
Total Revenues	$18,599	$18,254
Equity in Net Income (Loss) of Unconsolidated Joint Ventures	$185	$(26)
Net Loss	$(1,188)	$(1,958)
FFO(1)	$1,061	$183
FFO (per common share/common unit) (1)	$0.06	$0.01
AFFO(1)	$1,406	$585
AFFO (per common share/common unit) (1)	$0.08	$0.03

(1)	A description of these non-GAAP measures and reconciliations is provided on page 10 and 11.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Consolidated Balance Sheets

(unaudited and in thousands, except share data)

	September 30, 2008	June 30, 2008
ASSETS
Investments in real estate, net	$396,814	$397,482
Cash and cash equivalents	6,158	11,228
Restricted cash	5,996	5,852
Rents and other receivables	4,343	4,218
Intangible assets, net	44,096	46,664
Other assets, net	5,254	4,265
Goodwill	59,388	59,388
Investment in unconsolidated joint ventures	11,847	7,738

Total assets	$533,896	$536,835

LIABILITIES, MINORITY INTERESTS AND STOCKHOLDERS’ EQUITY
Mortgage and other secured loans	$397,112	$397,094
Unsecured notes payable to related parties	23,776	19,736
Accounts payable and other liabilities	14,758	14,698
Acquired below market leases, net	12,283	13,008

Total liabilities	447,929	444,536

Minority interests	81,017	86,142

Stockholders’ equity:
Proportionate Voting Preferred Stock	—	—
Preferred Stock, $0.0001 par value, 100,000,000 shares authorized, no shares issued and outstanding at September 30, 2008 and June 30, 2008	—	—
Common Stock, $0.0001 par value, 200,000,000 shares authorized, 3,031,025 shares issued and outstanding at September 30, 2008 and June 30, 2008	185	185
Class B Common Stock, $0.0001 par value, 200,000 shares authorized, 100 shares issued and outstanding at September 30, 2008 and June 30, 2008	—	—
Additional paid-in capital	10,495	11,150
Retained deficit	(5,730)	(5,178)

Total stockholders’ equity	4,950	6,157

Total liabilities, minority interests and stockholders’ equity	$533,896	$536,835

PACIFIC OFFICE PROPERTIES TRUST, INC.

Consolidated Statements of Operations

(unaudited and in thousands, except share and per share data)

	For the three months ended
	September 30, 2008	June 30, 2008
Revenue:
Rental	$10,899	$11,090
Tenant reimbursements	5,583	4,975
Parking	1,981	2,048
Interest and other	136	141

Total revenue	18,599	18,254
Operating Expenses:
Rental property operating	11,067	10,505
General and administrative	429	1,120
Depreciation and amortization	6,740	7,056
Interest	6,769	6,653

Total operating expenses	25,005	25,334

Loss before equity in net income (loss) of unconsolidated joint ventures and minority interests	(6,406)	(7,080)
Equity in net income (loss) of unconsolidated joint ventures	185	(26)

Loss before minority interests	(6,221)	(7,106)
Minority interests	5,033	5,148

Net loss	$(1,188)	$(1,958)

Net loss per common share—basic and diluted	$(0.39)	$(0.65)

Weighted average number of common shares outstanding—basic and diluted	3,031,125	3,031,125

PACIFIC OFFICE PROPERTIES TRUST, INC.

Funds From Operations and Adjusted Funds From Operations

(unaudited and in thousands, except per share data)

	For the three months ended
	September 30, 2008	June 30, 2008
Funds From Operations (FFO) (1):
Net loss	$(1,188)	$(1,958)
Depreciation and amortization of real estate assets	6,740	7,056
Depreciation and amortization of real estate assets – Unconsolidated Joint Ventures	542	233
Minority interests	(5,033)	(5,148)

FFO	$1,061	$183

Adjusted Funds From Operations (AFFO)(2):
FFO	$1,061	$183
Straight-line rent adjustment	(23)	227
Amortization of interest rate contracts, loan premium and prepaid financing	254	206
Recurring capital expenditures, tenant improvements and leasing commissions	(352)	(362)
Non-cash compensation expense	40	13
Interest expense deferred on unsecured notes	426	318

AFFO	$1,406	$585

Weighted average share equivalents outstanding – basic and diluted	17,330	17,330

FFO per common share/common unit – basic and diluted	$0.06	$0.01

AFFO per common share/common unit – basic and diluted	$0.08	$0.03

(1)	Funds from Operations, or FFO, is a widely recognized measure of REIT performance. We calculate FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (as computed in accordance with accounting principles generally accepted in the United States of America, or GAAP), excluding gains (or losses) from dispositions of property, extraordinary items, real estate-related depreciation and amortization (including capitalized leasing expenses, tenant allowances or improvements and excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate-related depreciation and amortization, gains (or losses) from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.

However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other Equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other Equity REITs’ FFO. As a result, FFO should be considered only as a supplement to net income (loss) as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

PACIFIC OFFICE PROPERTIES TRUST, INC.

Funds From Operations and Adjusted Funds From Operations (continued)

(unaudited and in thousands, except per share data)

The weighted average number of common shares and common share equivalents outstanding – basic and diluted includes common unit limited partnership interests in our Operating Partnership.

Our outstanding preferred unit interests in our Operating Partnership are convertible into common unit limited partnership interests in our Operating Partnership, but no earlier than the later of March 19, 2010 and the date an underwritten public equity offering of our common stock in an amount equal to or greater than $75 million is consummated, which is a contingent event and not yet probable as of September 30, 2008. These common unit interests will become exchangeable for shares of our common stock one year after such conversion. Our outstanding preferred unit interests at September 30, 2008 represent 32,597,528 common share equivalents, on an as-if converted basis, and any impact related to these outstanding limited partnership interests have not been included in our calculation of diluted earnings per share or FFO per share, including our calculation of the weighted average number of common and common equivalent shares outstanding, in accordance with GAAP. Assuming the full conversion of our outstanding preferred unit interests at September 30, 2008 and June 30, 2008, our FFO per share/unit, on a fully diluted basis, would have been $0.02 and $0.00, respectively.

(2)	AFFO is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by subtracting from FFO the straight-line rent adjustments and recurring capital expenditures, tenant improvements and leasing commissions, and then adding the amortization of interest rate contracts, loan premium and prepaid financing costs, non-cash compensation expense, and interest expense deferred on unsecured notes. AFFO is not intended to represent cash flow for the period, and it only provides an additional perspective on our ability to fund cash needs and make distributions to shareholders by adjusting the effect of the non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. We believe that net income or loss is the most directly comparable GAAP financial measure to AFFO. We also believe that AFFO provides useful information to the investment community about the Company’s financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Assuming the full conversion of our outstanding preferred unit interests at September 30, 2008 and June 30, 2008, our AFFO per share/unit, on a fully diluted basis, would have been $0.03 and $0.01, respectively.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Condensed Combined Balance Sheets – Unconsolidated Joint Ventures(1)

(unaudited and in thousands)

	September 30, 2008	June 30, 2008
ASSETS
Investment in real estate, net	$331,709	$173,131
Cash and cash equivalents, including restricted cash	21,634	10,840
Rents and other receivables, net	3,169	6,121
Intangible assets, net	45,700	19,319
Other assets	7,081	1,114

Total assets	$409,293	$210,525

LIABILITIES AND MEMBERS’ EQUITY
Mortgage and other secured loans	$310,071	$164,360
Accounts payable and other liabilities	15,363	8,769
Acquired below market leases, net	11,991	4,646

Total liabilities	337,425	177,775

Members’ Equity	71,868	32,750

Total liabilities and members’ equity	$409,293	$210,525

(1)	We own managing interests in six joint ventures, consisting of 15 office properties, including 29 office buildings, comprising approximately 2.09 million leasable square feet. Our ownership interest percentages in these joint ventures range from approximately 7.50% to 32.17%. In exchange for our managing ownership interest and related equity investment in these joint ventures, we are entitled to preferential allocations of earnings and cash flows from each respective joint venture. We are also entitled to incentive interests in excess of our ownership percentages ranging from approximately 21.41% to 36.00%, subject to returns on invested capital.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Condensed Combined Statements of Operations – Unconsolidated Joint Ventures

(unaudited and in thousands)

	For the three months ended
	September 30, 2008	June 30, 2008
Revenue:
Rental	$9,793	$3,163
Tenant reimbursements	1,731	489
Parking	391	168
Interest and other	21	118

Total revenue	11,936	3,938

Operating Expenses:
Rental property operating	5,112	1,760
General and administrative	—	142
Depreciation and amortization	4,472	1,768
Interest	4,355	1,374

Total operating expenses	13,939	5,044

Net loss	$(2,003)	$(1,106)

Equity in net income (loss) of unconsolidated joint ventures	$185	$(26)

PACIFIC OFFICE PROPERTIES TRUST, INC.

Debt Analysis(1)

(unaudited and in thousands)

	September 30, 2008	June 30, 2008
Debt Outstanding
Consolidated Debt
Mortgage Loans	$399,571	$399,648
Unsecured Loans	23,776	19,736

Total Consolidated Debt	$423,347	$419,384

Company portion of Unconsolidated Joint Venture Debt(2)
Mortgage Loans	$39,187	$24,225
Unsecured Loans	1,367	1,118

Total Company portion of Unconsolidated Joint Venture Debt	$40,554	$25,343

Debt Structure
Consolidated Debt
Fixed Rate Mortgage Loans	$372,959	$373,037
Fixed Rate Unsecured Loans	23,776	19,735

Total Fixed Rate Debt	396,735	392,772
Variable Rate Loans (subject to interest rate protection)	26,612	26,612

Total Consolidated Debt	$423,347	$419,384

Company portion of Unconsolidated Joint Venture Debt
Fixed Rate Mortgage Loans	$29,112	$15,800
Fixed Rate Unsecured Loans	1,367	1,118

Total Fixed Rate Debt	30,479	16,918
Variable Rate Loans (subject to interest rate protection)	10,075	8,425

Total Company portion of Unconsolidated Joint Venture Debt	$40,554	$25,343

(1)	Amounts included herein represent the outstanding principal balances as of the respective dates presented and, accordingly, do not include any amounts attributable to discounts or premiums on our outstanding debt obligations, which are not material.
(2)	Company portion of Unconsolidated Joint Venture Debt is derived based on the outstanding principal balances of mortgage and unsecured loans of our unconsolidated joint ventures multiplied by our ownership interest percentage in each respective unconsolidated joint venture as of the respective dates presented. Primarily all of the Company’s portion of Joint Venture Debt is non-recourse to the Company, except for approximately $1.60 million at September 30, 2008 attributable to Palomar Heights Plaza, Palomar Heights Corporate Center and Scripps Ranch Center.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Equity Analysis

(unaudited and in thousands, except share data, ratios and percentages)

	September 30, 2008		June 30, 2008
Common Equity
Common Shares	3,031		3,031
Common Units(1)	14,299		14,299

Total	17,330		17,330
Common Share and Implied Common Unit Price	$6.65		$6.70

Market Value of Common Shares/Common Units	$115,245		$116,111

Convertible Preferred Equity
Convertible Preferred Units(2)	4,545		4,545
Conversion Ratio	7.1717	×	7.1717	×

Common Shares Issued (assuming full conversion)	32,598		32,598

Market Value of Convertible Preferred Units (as converted)	$216,774		$218,403

Capitalization
Market Value of Common Shares/Common Units	$115,245		$116,111
Market Value of Convertible Preferred Units (as converted)	216,774		218,403

Total Equity Market Capitalization (assuming full conversion)	332,018		334,514
Total Consolidated and Company portion of Unconsolidated Joint Venture Debt	463,901		444,727

Total Market Capitalization (including Company portion of Unconsolidated Joint Venture Debt)	$795,919		$779,241

Total Debt to Total Market Capitalization (including Company portion of Unconsolidated Joint Venture Debt)	58.28%		57.07%

(1)	Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than March 19, 2010.
(2)	Each Convertible Preferred Unit is convertible into 7.1717 Common Units, but no earlier than the later of March 19, 2010, and the date an underwritten public offering (of at least $75 million) by us of our common stock is consummated. Upon conversion of the Preferred Units to Common Units, the Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than one year after the date of their conversion from a Preferred Unit to a Common Unit.

PACIFIC OFFICE PROPERTIES TRUST, INC.

(as of September 30, 2008)

Consolidated Debt Summary

(unaudited and in thousands, except for percentages)

Property/Loan	Maturity Date	Interest Rate	Outstanding Principal Balance	% of Total Consolidated Debt
Fixed Rate Secured Debt:
Clifford Center (1)	8/15/2011	6.00%	$3,825	0.90%
Davies Pacific Center	11/11/2016	5.86%	95,000	22.44%
First Insurance Center	1/1/2016	5.74%	38,000	8.98%
First Insurance Center	1/6/2016	5.40%	14,000	3.31%
Pacific Business News Building	4/6/2010	6.98%	11,834	2.80%
Pan Am Building	8/11/2016	6.17%	60,000	14.17%
Waterfront Plaza	9/11/2016	6.37%	100,000	23.61%
Waterfront Plaza	9/11/2016	6.37%	11,000	2.60%
City Square	9/1/2010	5.58%	27,500	6.50%
Sorrento Technology Center	1/11/2016	5.75%	11,800	2.79%

Subtotal Fixed Rate Secured Debt			$372,959	88.10%

Fixed Rate Unsecured Debt:
Unsecured promissory notes payable to related parties	Varying dates from 3/19/2013 to 8/31/2013	7.00%	$23,776	5.61%

Floating Rate Secured Debt :
City Square (2)	9/1/2010	LIBOR + 2.35%	$26,612	6.29%

Total Consolidated Debt			$423,347	100.00%

(1)	The initial maturity date is August 15, 2011. The Company has the option to extend the maturity date to August 15, 2014.
(2)	Maximum loan amount to be advanced is $28.5 million. In addition, the Company has an interest rate cap on this loan for the notional amount of $28.5 million, which effectively limits the LIBOR rate on this loan to 7.45%. The interest rate cap expires on September 1, 2010.

PACIFIC OFFICE PROPERTIES TRUST, INC.

(as of September 30, 2008)

Consolidated Debt Maturities

(unaudited and in thousands)

Property/Loan	2008		2009		2010		2011		2012		Thereafter	Total
Fixed Rate Secured Debt:
Clifford Center	$65	(1)	$259	(1)	$275	(1)	$292	(1)	$310	(1)	$2,624	$3,825
Davies Pacific Center	—		—		—		—		—		95,000	95,000
First Insurance Center	—		—		—		—		—		52,000	52,000
Pacific Business News Building	35	(1)	146	(1)	11,653		—		—		—	11,834
Pan Am Building	—		—		—		—		—		60,000	60,000
Waterfront Plaza	—		—		—		—		—		111,000	111,000
City Square	—		—		27,500		—		—		—	27,500
Sorrento Technology Center	—		—		—		—		—		11,800	11,800
Fixed Rate Unsecured Debt:
Unsecured promissory notes payable to related parties	—		—		—		—		—		23,776	23,776
Floating Rate Secured Debt :
City Square	—		—		26,612		—		—		—	26,612

Total	$100		$405		$66,040		$292		$310		$356,200	$423,347

(1)	Amounts represent scheduled principal amortization pursuant to the respective loan agreements.

PACIFIC OFFICE PROPERTIES TRUST, INC.

(as of September 30, 2008)

Unconsolidated Joint Venture Debt Summary

(unaudited and in thousands, except for percentages)

Property/Loan	Maturity Date		Interest Rate		Ownership Interest %	Company Portion of Outstanding Principal Balance	% of Total
Fixed Rate Secured Debt:
Seville Plaza – Note A	1/1/2011		6.05%		7.50%	$1,624	4.00%
Seville Plaza – Note B	1/1/2011		9.19%		7.50%	225	0.55%
SoCal II Joint Venture	1/6/2012		5.75%		10.00%	13,350	32.92%
Bank of Hawaii Waikiki Center	3/11/2017		5.99%		17.50%	4,708	11.61%
POP San Diego – Palomar Heights Plaza	4/30/2011		6.25%		32.17%	3,458	8.53%
POP San Diego – Palomar Heights Plaza	4/1/2014		5.58%		32.17%	617	1.52%
POP San Diego – Palomar Heights Corporate Center	4/1/2014		5.58%		32.17%	3,440	8.48%
POP San Diego – Scripps Ranch Center	12/1/2014		5.44%		32.17%	1,690	4.18%

Subtotal Fixed Rate Secured Debt						$29,112	71.79%
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	4/30/2011		12.00%		32.17%	$1,367	3.37%

Floating Rate Secured Debt :
US Bank Center	5/9/2009	(1)	LIBOR + 1.53	%(2)	7.50%	$4,260	10.50%
SoCal II Joint Venture – Senior Loan	1/1/2010	(1)	LIBOR + 2.95	%(2)	10.00%	1,650	4.07%
Black Canyon Corporate Center- Note A	2/9/2009	(1)	LIBOR + 1.65	%(2)	17.50%	4,165	10.27%

Subtotal Floating Rate Secured Debt						10,075	24.84%

Total Unconsolidated Joint Venture Debt						$40,554	100.00%

(1)	The initial maturity dates for the floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A are May 9, 2009, January 1, 2010, and February 9, 2009, respectively. The joint ventures have the option to, and expect to, extend the maturity dates of their floating rate secured debt to May 9, 2011, January 1, 2012, and February 9, 2012, respectively, subject to nominal fees and requirements.
(2)	Interest rate cap agreements are in place on floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A in the notional amounts of $56.8 million, which effectively limits the LIBOR rate on this loan to 4.98%, $16.5 million, which effectively limits the LIBOR rate on this loan to 6.25%, and $23.8 million, which effectively limits the LIBOR rate on this loan to 6.00%, respectively.

PACIFIC OFFICE PROPERTIES TRUST, INC.

(as of September 30, 2008)

Company Portion of Unconsolidated Joint Venture Debt Maturities (1)

(unaudited and in thousands)

Property/Loan	2008	2009	2010	2011	2012	Thereafter	Total
Fixed Rate Secured Debt:
Seville Plaza – Notes A&B	$—	$—	$—	$1,849	$—	$—	$1,849
SoCal II Joint Venture	—	—	—	—	13,350	—	13,350
Bank of Hawaii Waikiki Center	—	—	—	—	—	4,708	4,708
POP San Diego – Palomar Heights Plaza	—	—	—	3,458	—	—	3,458
POP San Diego – Palomar Heights Plaza	—	—	—	—	—	617	617
POP San Diego – Palomar Heights Corporate Center	—	—	—	—	—	3,440	3,440
POP San Diego – Scripps Ranch Center	—	—	—	—	—	1,690	1,690
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	—	—	—	1,367	—	—	1,367
Floating Rate Secured Debt:
US Bank Center	—	—	—	4,260	—	—	4,260
SoCal II Joint Venture—Senior Loan	—	—	—	—	1,650	—	1,650
Black Canyon Corporate Center	—	—	—	—	4,165	—	4,165

Total	$—	$—	$—	$10,934	$19,165	$10,455	$40,554

(1)	Company portion of Unconsolidated Joint Venture Debt Maturities amounts were derived based on the outstanding principal balances of mortgage and unsecured loans of our unconsolidated joint ventures multiplied by our ownership interest percentage in each respective unconsolidated joint venture.

PACIFIC OFFICE PROPERTIES TRUST, INC.

(as of September 30, 2008)

Portfolio Leasing Statistics

Portfolio Summary

Through our Operating Partnership, we own whole interests in eight office properties, and managing ownership interests in six joint ventures holding fifteen office properties, comprising approximately 4.4 million square feet of leasable area in Honolulu, Southern California and Phoenix metropolitan areas (the “Property Portfolio”). As of September 30, 2008, the portion of our Property Portfolio, which was effectively owned by us (representing the leasable square feet of our wholly-owned properties and our respective ownership interests in the leasable square feet of our unconsolidated joint venture properties) (the “Effective Portfolio”) comprised approximately 2.5 million leasable square feet. Our property statistics as of September 30, 2008, were as follows:

	NUMBER OF		PROPERTY PORTFOLIO SQ. FT.	EFFECTIVE PORTFOLIO SQ. FT.
	PROPERTIES	BUILDINGS
Wholly-owned properties	8	11	2,281,044	2,281,044
Unconsolidated joint ventures properties	15	29	2,089,665	265,469

Total	23	40	4,370,709	2,546,513

PACIFIC OFFICE PROPERTIES TRUST, INC.

(as of September 30, 2008)

Portfolio Leasing Summary

	Submarket	Market Rentable Square Feet	Effective Market Rentable Square Feet	Percent Leased	Annualized Rent per Square Foot(1)
Honolulu, Hawaii
Waterfront Plaza	Downtown (CBD)	534,475	534,475	85.80%	$36.54
Davies Pacific Center	Downtown (CBD)	353,224	353,224	85.47%	36.03
Pan Am Building	Kapiolani	209,889	209,889	95.06%	37.76
First Insurance Center	Downtown (CBD)	202,992	202,992	97.62%	35.51
Pacific Business News Building	Waikiki	90,559	90,559	74.58%	32.67
Clifford Center	Downtown (CBD)	72,415	72,415	80.55%	30.35
Bank of Hawaii Waikiki Center	Waikiki	152,288	26,650	89.83%	51.41

Subtotal		1,615,842	1,490,204	87.93%	$37.41

Phoenix, Arizona
City Square	Downtown North	754,127	754,127	75.16%	$20.49
U.S. Bank Center	Downtown South	388,783	29,159	83.06%	22.36
Black Canyon Corporate Center	Deer Valley/Airport	221,784	38,812	63.76%	16.43

Subtotal		1,364,694	822,098	75.56%	$20.51

San Diego, California
Sorrento Technology Center	North San Diego County	63,363	63,363	100.00%	$23.70
Seville Plaza	Central San Diego County	138,576	10,393	80.22%	26.73
Scripps Ranch Center	Central San Diego County	47,248	15,198	85.35%	18.68
Torrey Hills Corporate Center	Central San Diego County	24,066	7,741	100.00%	39.73
Palomar Heights Corporate Center	Central San Diego County	64,812	20,848	90.31%	27.67
Palomar Heights Plaza	Central San Diego County	51,679	16,624	80.81%	24.92
Via Frontera Business Park	Central San Diego County	78,819	7,882	92.91%	19.26
Poway Flex	Central San Diego County	112,000	11,200	100.00%	9.00
Carlsbad Corporate Center	Central San Diego County	125,000	12,500	58.62%	16.05

Subtotal		705,563	165,749	84.72%	$20.76

Orange County, California
South Coast Executive Center	South Orange County	61,025	6,103	62.92%	$25.62
Savi Tech Center	North Orange County	372,327	37,232	96.98%	18.57
Yorba Linda Business Park	North Orange County	166,042	16,604	93.13%	11.40

Subtotal		599,394	59,939	92.45%	$17.06

Los Angeles, California
Gateway Corporate Center	San Gabriel Valley	85,216	8,522	94.21%	$27.22

Total Portfolio		4,370,709	2,546,513	84.29%	$26.74

(1)	Annualized Rent per Square Foot represents annualized gross rent divided by occupied square feet excluding leases signed but not commenced as of September 30, 2008. The gross rent amount used in the calculation of Annualized Rent per Square Foot was derived using monthly base rental revenue and tenant reimbursements as of September 30, 2008.

PACIFIC OFFICE PROPERTIES TRUST, INC.

(for the three months ended September 30, 2008)

Total Revenue by Region(1)

(unaudited and in thousands, except percentages)

(1)	Total revenue amounts used herein are comprised of rental revenue, tenant reimbursements, parking, interest and other revenue of the Company and of the Company’s unconsolidated joint ventures multiplied by the Company’s ownership interest in each respective joint venture for the three months ended September 30, 2008.

PACIFIC OFFICE PROPERTIES TRUST, INC.

(for the three months ended September 30, 2008)

Total Net Operating Income by Region(1)

(unaudited and in thousands, except percentages)

(1)	Total net operating income amounts used herein were derived using the combined rental revenue, tenant reimbursements, parking, interest and other revenue less operating expenses of the Company and of the Company’s unconsolidated joint ventures multiplied by the Company’s ownership interest in each respective joint venture for the three months ended September 30, 2008.

PACIFIC OFFICE PROPERTIES TRUST, INC.

(as of, and for the three months ended, September 30, 2008)

Leasing Activity Reconciliation

	Property Portfolio	Consolidated Properties	Unconsolidated Joint Venture Properties
Occupancy (as of September 30, 2008)
% Leased	84.29%	83.92%	84.70%
% Occupied	83.58%	83.17%	84.03%

Cash Rent Growth
Expiring Rate	$18.89	$20.44	$18.01
New/Renewal Rate	$22.08	$21.71	$22.29
Increase	16.88%	6.21%	23.75%

Gross New Leasing Activity
Rentable square feet	36,297	22,244	14,053
Number of leases	11	7	4

Gross Renewal Leasing Activity
Rentable square feet	80,589	30,251	50,338
Number of leases	25	17	8

Average Lease Term in Months
New leases	85	94	72
Renewal leases	85	46	56
Blended	63	67	60

Weighted Average Tenant Improvements per square foot
New leases	$31.39	$35.13	$25.45
Renewal leases	$4.08	$4.27	$3.97
Blended	$12.56	$17.35	$8.66

PACIFIC OFFICE PROPERTIES TRUST, INC.

(as of September 30, 2008)

Top Tenants by Rental Revenue – Consolidated Properties

(unaudited and in thousands, except square feet)

Tenant	Lease Expiration	Rentable Sq Ft.	Annualized Rental Revenue(1)	Property	Industry
First Insurance Company of Hawaii Ltd.	02/28/18	108,168	$4,033	First Insurance Center	Insurance
Hawaii Insurance Consultants, Ltd	12/31/12	76,828	2,996	Waterfront Plaza	Insurance
AZ Dept of Economic Security	06/30/12	104,059	1,975	City Square	Government
Straub Clinic & Hospital	01/31/13	55,910	1,794	First Insurance Center	Health Care
AT&T Corp.	06/30/10	26,160	1,137	Waterfront Plaza	Communications
McCorriston Miho Miller Mukai	12/31/11	34,543	1,066	Waterfront Plaza	Legal Services
Fujitsu Transaction Solutions, Inc.	12/31/10	40,543	879	Sorrento Technology Center	Technology
Royal State Financial Corp.	10/31/11	22,119	825	Pan Am Building	Financial Services
AZ DES-Social Security	11/30/13	39,524	821	City Square	Government
Hilton Grand Vacations Company, LLC	04/16/13	16,107	747	Pan Am Building	Tourism

Total Annualized Rental Revenue for Top Ten Tenants – Consolidated Properties			$16,273

Total Annualized Rental Revenue – Consolidated Properties(2)			$65,928

(1)	Annualized Rental Revenue represents monthly base rental revenue and tenant reimbursements as of September 30, 2008, on an annualized basis.
(2)	Total Annualized Rental Revenue – Consolidated Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company for the three months ended September 30, 2008.

PACIFIC OFFICE PROPERTIES TRUST, INC.

(as of September 30, 2008)

Top Tenant Industry Diversification by Rental Revenue – Consolidated Properties (1)

(1)	Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company for the three months ended September 30, 2008.

PACIFIC OFFICE PROPERTIES TRUST, INC.

(as of September 30, 2008)

Top Tenants by Rental Revenue – Unconsolidated Joint Venture Properties

(unaudited and in thousands, except square feet)

Tenant	Lease Expiration	Rentable Sq. Ft.	Ownership Interest %	Annualized Rental Revenue(1)	Property	Industry
Viasys Healthcare, Inc.	02/28/15	130,000	10.0%	$2,601	Savi Tech Center	Health Care
Bank of Hawaii	01/31/38	6,971	17.5%	1,810	Bank of Hawaii Waikiki Center	Financial Services
Nobel Biocare USA, Inc.	10/31/17	71,148	10.0%	1,326	Savi Tech Center	Health Care
Valley Metro Rail, Inc.	06/30/16	57,007	7.5%	1,262	U.S. Bank Center	Transportation
JTB Hawaii, Inc.	12/31/12	35,623	17.5%	1,233	Bank of Hawaii Waikiki Center	Tourism
Planet Hollywood (Honolulu), Inc.	12/31/13	17,795	17.5%	1,009	Bank of Hawaii Waikiki Center	Retail
General Atomics Aeronautical Systems Inc	05/31/15	112,000	10.0%	1,008	Poway Flex	Technology
Nobel Biocare USA, Inc.	10/31/17	51,213	10.0%	961	Savi Tech Center	Health Care
Ashley Furniture Homestore	09/30/16	46,176	10.0%	929	Savi Tech Center	Retail
Carter & Burgess, Inc.	10/31/11	42,816	7.5%	916	U.S. Bank Center	Consulting Services

Total Annualized Rental Revenue for Top Ten Tenants – Unconsolidated Joint Venture Properties				$13,055

Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties(2)				$46,096

(1)	Annualized Rental Revenue represents aggregate monthly base rental revenue and tenant reimbursements per property as of September 30, 2008, on an annualized basis.
(2)	Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company’s unconsolidated joint venture properties for the three months ended September 30, 2008.

PACIFIC OFFICE PROPERTIES TRUST, INC.

(for the three months ended September 30, 2008)

Top Tenant Industry Diversification by Rental Revenue – Unconsolidated Joint Venture Properties(1)

(1)	Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company’s unconsolidated joint ventures for the three months ended September 30, 2008.

PACIFIC OFFICE PROPERTIES

SUPPLEMENTAL OPERATING AND FINANCIAL INFORMATION

Pacific Office Properties Trust, Inc.

Supplemental Operating and Financial Information